POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Alan J. Bowers, Frank D. Casciano, Kathleen M. Koerber, and Kenneth A. Watson, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments to the Registration Statement for MBL Variable Contract Account-2 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature               Title             Date

ELIZABETH E. RANDALL    Director          April 24, 1997
Elizabeth E. Randall


                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Alan J. Bowers, Frank D. Casciano, Kathleen M. Koerber, and Kenneth A. Watson, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments to the Registration Statement for MBL Variable Contract Account-2 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature               Title             Date

JANINE J. AKEY          Director          April 24, 1997
Janine J. Akey